April 10, 2012 April 10, 2012 Chief Gathering Acquisition Exhibit 99.2

Forward Looking Statements

                                                         This presentation includes "forward-looking statements” within the meaning of federal securities laws. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Partnership expects, believes, anticipates or targets will or may occur in the future are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the Partnership's ability to control or predict, which could cause results to differ materially from those expected by management. Such risks and uncertainties include, but are not limited to, regulatory, economic and market conditions, the timing and success of business development efforts and other uncertainties.  Additional information concerning these and other factors can be found in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011 and most recently filed Quarterly Reports on Form 10-Q.
Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
                                                    Our pending acquisition of natural gas gathering assets from Chief E&D
Holdings LP may not be consummated. The closing of the acquisition is subject to certain customary closing conditions, and the acquisition may, in certain circumstances, be terminated.
Pending Chief Acquisition.
Forward Looking Statements.

Transforming Our Partnership

Stable Cash
Flow and
Conservative
Distribution
Coverage
Midstream
Operations with
Significant
Internal Growth
Opportunities
Strong
Balance
Sheet with
Ample
Liquidity
Critical Mass and
Substantial Strategic
Footprint in Prolific
Marcellus Shale
Transformative
Operational
Focus on
Midstream
Fee-Based
Contracts
Driving
Midstream
Growth
Well-Positioned to Capitalize on Momentum & Favorable Industry Trends

Transaction Overview
PVR has entered into a definitive agreement to acquire 100% of Chief Gathering LLC
(“Chief”) from Chief E&D Holdings LP (“Chief Holdings”) for $1.0 billion
Acquisition is anticipated to close during the 2
nd
quarter of 2012
Transaction multiple, adjusted to include future capex, expected to be approximately
6.0x - 6.5x 2014E EBITDA
Highlights of Chief’s assets include:
Natural gas gathering systems located in Lycoming, Wyoming, Susquehanna, Bradford and
Sullivan counties in the northeastern Pennsylvania region of the prolific Marcellus Shale
–
Extremely complementary to PVR’s existing Marcellus footprint
Additional gathering system in Greene County in southwest Pennsylvania
Over 300,000 net acres dedicated to Chief under long-term arrangements with leading producers
–
Chesapeake, Anadarko, Statoil, Mitsui, EXCO / British Gas, Exxon / XTO, Chief Oil & Gas,
Enerplus and Chevron
100% fee-based contracts with top producers in the region
750 MMcfd intrastate transmission pipeline under construction in Wyoming County
–
275 MMcfd of average firm transportation for 15 years

Transaction Financing Structure
Total purchase price of $1.0 billion
Chief Holdings to receive $200 million of equity consideration at closing in the form of
Special Common Units
Special Common Units will not receive distributions for the six quarters post-closing, at which time they will convert to Common Units on a 1:1 basis
–
Special Common Units will be issued at a discount equal to six times the quarterly distribution to be declared in April 2012
(1)
Chief Holdings to receive $800 million of cash consideration at closing, for which PVR has 100% committed financing in place
$400 million Class B Unit investment by investment entities affiliated with Riverstone Global
Energy and Power Fund V, LP (“Riverstone”), representing approximately 21.2 million units
(2)
–
Substantially similar to PVR Common Units
–
Class B Units will receive Payment-in-Kind (“PIK”) distributions for the eight quarters post-
closing, at which time they will convert to Common Units on a 1:1 basis
$180 million Common Unit private placement, representing approximately 8.8 million units
(2)
$220 million bridge commitment provided by RBC Capital Markets
–
PVR expects to put permanent debt financing in place prior to closing
No additional equity issuance currently contemplated to fund acquisition

(1)
For reference, PVR declared a quarterly distribution of $0.51 per common unit with respect to the fourth fiscal quarter of 2011.
(2)
Excludes potential impact of the distribution to be declared in April 2012.

Transaction Investment Highlights
The Chief acquisition transforms PVR from a historically coal-weighted Partnership to a primarily midstream Partnership
Midstream operations anticipated to contribute ~75% of PVR’s cash flows by 2013E
Chief’s assets serve a diverse group of leading producers including:
Chesapeake, Anadarko, Statoil, Mitsui, EXCO / British Gas, Exxon / XTO, Chief Oil & Gas,
Enerplus and Chevron
Provides significant growth opportunities in counties that have some of the most active development in North America
PVR will have over 372,000 acres under dedication in the Marcellus Shale
Chief provides substantial takeaway capacity to attractive markets via Transco and
Tennessee interstate pipelines connections
Growth of
Fee-Based Volumes
Expands PVR’s
Leading Position
in the Marcellus Shale
Total expected capital savings of $25+ million
Anticipated annual revenue enhancements of $25+ million
Defining PVR’s
Midstream Focus
Attractive Synergies
Acquisition increases fee-based contract volume mix for Midstream segment
Chief has 100% fee-based contracts
PVR Marcellus Shale volumes expected to be greater than 1.5 Bcfd by the end of 2013E
Both Chief Holdings and Riverstone, which will become substantial unitholders of
PVR, are experienced investors with deep knowledge of the energy sector
Long-Term Gathering
Agreements with
Active Producers
Partnership with
Premier Energy Investors

A Transformational Acquisition
The Chief acquisition converts PVR into an entity that is primarily focused on midstream operations
Further strengthens PVR’s strategic position in the most prolific counties in the eastern
Marcellus
Diversifies PVR’s Marcellus customer base with producers who are expected to remain active in the current price environment
PVR’s Granite Wash system has a significant backlog of growth opportunities and is well-
positioned to capture additional natural gas liquids (“NGL”) production

Contribution by Segment
(1)
2013E
(2)
2011
Midstream
37%
Midstream
~75%
Coal
63%
Coal
~25%
The Growth of the Midstream Segment will Result in the Coal Segment
Comprising a Smaller Percentage of Total Cash Flow Over Time
(1) Operating income plus depreciation, depletion and amortization by segment.
(2) 2013 estimate is the expected pro forma for the Chief acquisition and anticipated development.

Transforming Our Midstream Business
Volumes by Contract
Throughput Volumes
0
200
400
600
800
1,000
1,200
1,400
1,600
2008 2009 2010 2011 2013E
>1,500
2011
~30%
Fee-based
2013E
(1)
~80%
Fee-based
Growing level of fee-based cash
flows help mitigate overall
commodity exposure as
Marcellus assets come on-line
Contract arrangements provide
further cash flow stability and
reduce risk profile
Chief has 100% fee-based
contracts

(1) 2013 estimate is the expected pro forma for the Chief acquisition and anticipated development.
(1)

PVR PARTNERS

Cabot Oil & Gas Corporation
CHIEF OIL & GAS LLC
swn Southwestern Energy
Chesapeake ENERGY
Anadarko Petroleum Corporation
CITRUSENERGY CORPORATION
XTO ENERGY ExxonMobil
EXCO

NE Marcellus Area Producer Activity

Pennsylvania
3 operated rigs
NE EURS: 4 – 11 Bcfe
Susquehanna: 125 Hz,
37 V wells producing
5 Hz rigs running
605 MMcf/d production
26,500 acres (majority in Wyoming County)
20total wells in 2011 - 2012
4 rigs running, 3 in NE PA (Lycoming
and Sullivan Counties)
Expect 200 MMcf/d by mid-2012
(100 MMcf/d gross in early 2012)
$86 million net budgeted for PA,
primarily NE
~$370 million budgeted to NE Marcellus
~180,000 net acres in NE PA, 21 gross
wells drilled in 4Q2011 (5 in Lycoming)
3 wells in Lycoming with IP rate of
10 MMcf/d / 23 MMcf/d / 8 MMcf/d
2012: ~13 rigs (5 operated), 200+ wells
260,000 net acres with 5,000+ locations
Focused on expanding infrastructure
8 Bcf EUR, $7 million well cost
186,893 net acres in NE PA
~$525 million budgeted for 2012
3 operated rigs (80 – 85 wells) in 2012
45 gross wells in 2011 (18 in Bradford
County / 27 Susquehanna County)
~700,000 acres
12 rigs in NE PA
Top acreage holder
in Marcellus
Note: Map provided by Chief highlighting gathering systems and areas of dedication in the NE Marcellus Area. Producer activity based on recent company filings and investor presentations.

PVR PARTNERS

System Volumes (Mcf/d)

System Volumes (Mcf/d)

Chief Total Volume Summary
System Volume by Receipt Point System Volume by Producer
0
50,000
100,000
150,000
200,000
250,000
Jan-10 Jul-10 Jan-11 Jul-11 Jan-12
Northern System Southern System
0
50,000
100,000
150,000
200,000
250,000
Jan-10 Jul-10 Jan-11 Jul-11 Jan-12
Chief Oil & Gas / Enerplus EXCO / British Gas XTO / ExxonMobil
Anadarko Chesapeake Chevron
All Gathering Areas: 2010 - 2012
(1) Wells drilled as of January 2012.  Well locations based on well spacing (in acres) of 72 to 109 in Chief’s areas of operations.
Within Chief’s Area of Dedication, Producers have Over
2,300 Well Locations with only 56 Wells Drilled
(1)

PVR PARTNERS

Tioga
Lycoming
Sullivan
Susquehanna
Lycoming & Mehoopany Systems
with Chief
Mar. 2012
PVR Lycoming and Mehoopany Pipelines
In Service
Under Construction
Planned - 2012
Planned - 2013
Planned - 2014
Waterlines
PVR East Lycoming Pipelines
Phase 1
Phase 2
Phase 3
Chief - Constructed Lines
Chief - Optioned Lines
N
Miles
0 2.5 5 10
Confidential - Property of PVR Marcellus Gas Gathering, LLC

Pro Forma Marcellus Footprint

PVR East Lycoming System
-
26.5 miles of additional pipe (less mileage than connecting
to Chief’s System, and anchored by Inflection Energy) and
one compressor station
Chief
Lycoming East
Chief
Lycoming West
Chief
Bradford System
PVR Citrus
System
Chief
Wyoming
Pipeline
(to Transco)
Chief Gathering
Susquehanna/Wyoming System
Tennessee
PVR Existing & Proposed Lycoming System
-
Saves 21 miles of pipe using PVR Lycoming System
Transco

Potential Commercial Synergies/Enhancements

Chief’s Lycoming system overlays PVR’s existing system
Saves over 21 miles of pipe in the West Lycoming area
Lycoming Phase III construction expected to begin in 2012
PVR East Lycoming – Inflection system build out will provide synergies to Chief’s Lycoming system; the majority of EXCO’s volumes will now flow through PVR’s East Lycoming system
Area of Mutual Interest (“AMI”) for EXCO / XTO
Wyoming County Pipeline – overlay with Citrus Energy
~100 MMcfd of shut-in gas that can be transported via Wyoming
Pipeline
Bradford County
Extension of PVR’s Lycoming system brings Tennessee line into play
PVR’s system may also provide Chief and Chesapeake access to additional markets through access to the Transco line
Total Expected
Capital Savings
of $25+ million
and Anticipated
Annual Revenue
Enhancements
of $25+ million

Fiscal Year 2012 & 2013 Guidance

(1) Reflects full year results from Chief in 2012. EBITDA and Capex between January 1, 2012 to the closing date will be on the account of Chief Holdings, which will be subject to transaction closing adjustments for PVR.
Chief Gathering Contribution Pro Forma PVR
2012 (1) 2013 2014 2012 (1) 2013
($ millions) Low High Low High Low High Low High Low High
Segment EBITDA
Midstream EBITDA 70 $          70 $          180 $        200 $        220 $        240 $        200 $        210 $        350 $        390 $
Coal EBITDA - - - - - - 130 140 130 150
Total EBITDA 70 $          70 $          180 $        200 $        220 $        240 $        330 $        350 $        480 $        540 $
Midstream (% of Total EBITDA) ~ 60% ~ 73%
Coal (% of Total EBITDA) ~ 40% ~ 27%
Capital Expenditures
Growth Capex 280 $        310 $        90 $          120 $        140 $        170 $        480 $        560 $        200 $        230 $

Reconciliation of EBITDA

(1) EBITDA, or earnings before interest, tax and depreciation, depletion and amortization ("DD&A”) represents operating income plus DD&A, plus impairments. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the coal and natural gas midstream industries. We use this information for comparative purposes within the industry. EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.
Year Ended Pro Forma Guidance Range
($ millions)
2011 2012 2013
Actual Low High Low High
Reconciliation of GAAP "Operating Income" to Non-GAAP "EBITDA"
Natural Gas Midstream Segment
Segment Operating Income (Loss) 38 $               (40) $              (25) $              210 $             235 $
Segment Depreciation, Depletion & Amortization 52 110 120 140 155
Segment Impairments - 130 115 - -
Segment EBITDA
(1)
90 $               200 $             210 $             350 $             390 $
Coal and Natural Resource Management Segment
Segment Operating Income 116 $             98 $               103 $             96 $               111 $
Segment Depreciation, Depletion & Amortization 37 32 37 34 39
Segment Impairments - - - - -
Segment EBITDA
(1)
153 $             130 $             140 $             130 $             150 $
Consolidated
Operating Income 154 $             58 $               78 $               306 $             346 $
Depreciation, Depletion & Amortization 89 142 157 174 194
Impairments - 130 115 - -
EBITDA
(1)
243 $             330 $             350 $             480 $             540 $